EXHIBIT 99.1

AMCORE Bank Sells 14 Locations to Midland States Bank

ROCKFORD, Ill., March 29, 2010 (GLOBE NEWSWIRE) -- AMCORE Bank, N.A., a wholly-owned subsidiary of AMCORE Financial, Inc. (Nasdaq:AMFI), today announced that it has completed the sale of 12 branches and two stand-alone drive-ups to Midland States Bank of Effingham, IL. The branches are located in Dixon, Freeport, Mendota, Oregon, Peru, Princeton, Rock Falls and Sterling.

The transaction includes up to $430 million in loans, $495 million in deposits and sweep accounts, up to $400 million in trust and brokerage account relationships, as well as the branch facilities, related fixed assets and leases. In connection with the sale, AMCORE receives a 1.5% deposit premium and a $1.5 million trust account premium.

In making the announcement, AMCORE Chairman and Chief Executive Officer William McManaman said, "I would like to thank the employees and customers of the central Illinois region for their loyalty and support over the years. We are confident Midland States Bank will continue to serve this region with the same high quality service that AMCORE has proudly provided."

ABOUT AMCORE

AMCORE Financial, Inc. is headquartered in Northern Illinois and has banking assets of $3.8 billion with 52 locations in Illinois and Wisconsin. AMCORE provides a full range of consumer and commercial banking services, a variety of mortgage lending products and wealth management services including trust, brokerage, private banking, financial planning, investment management, insurance and comprehensive retirement plan services.

AMCORE common stock is listed on The NASDAQ Stock Market under the symbol "AMFI." Further information about AMCORE Financial, Inc. can be found at the Company's website at www.AMCORE.com.

ABOUT Midland States Bank

Midland States Bancorp Inc. is a community-based bank holding company headquartered in Effingham, Illinois and is the sole shareholder of its subsidiary, Midland States Bank ("MSB"). Established in 1881, MSB remains a locally owned and operated community bank, providing a full range of commercial and consumer banking products, trust and investment management, insurance, and financial planning services. As a community banking institution, the Company prides itself on establishing and maintaining relationships with its customers and is committed to serving the financial needs of the communities it serves.

MSB, which currently operates offices in Effingham, Centralia, Farina, Greenville, Vandalia, Columbia, Freeburg, Hecker, Smithton, Waterloo and Champaign, Illinois, and in Chesterfield, Missouri, has enjoyed the success of consistent profitability, increasing annual dividends, and capital well above regulatory requirements. Through local leadership, MSB has created a legacy of helping customers with all of their financial needs. For more information, please visit the Company's website at www.midlandstatesbank.com.

FORWARD LOOKING STATEMENTS

This news release contains, and our periodic filings with the Securities and Exchange Commission and written or oral statements made by the Company's officers and directors to the press, potential investors, securities analysts and others will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of AMCORE. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. These statements are based upon beliefs and assumptions of AMCORE's management and on information currently available to such management. The use of the words "believe", "expect", "anticipate", "plan", "estimate", "should", "may", "will" or similar expressions identify forward-looking statements. Forward-looking statements speak only as of the date they are made, and AMCORE undertakes no obligation to update publicly any forward-looking statements in light of new information or future events.

Contemplated, projected, forecasted or estimated results in such forward-looking statements involve certain inherent risks and uncertainties. A number of factors – many of which are beyond the ability of the Company to control or predict – could cause actual results to differ materially from those in its forward-looking statements.   These factors include, among others, the following possibilities: (I) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the formation of new products by new or existing competitors; (II) adverse state, local and federal legislation and regulation or adverse findings or rulings made by local, state or federal regulators or agencies regarding AMCORE and its operations; (III) failure to obtain new customers and retain existing customers and related deposit relationships; (IV) inability to carry out marketing and/or expansion plans; (V) ability to attract and retain key executives or personnel; (VI) changes in interest rates including the effect of prepayments; (VII) general economic and business conditions which are less favorable than expected; (VIII) equity and fixed income market fluctuations; (IX) unanticipated changes in industry trends; (X) unanticipated changes in credit quality and risk factors; (XI) success in gaining regulatory approvals when required; (XII) changes in Federal Reserve Board monetary policies; (XIII) unexpected outcomes on existing or new litigation in which AMCORE, its subsidiaries, officers, directors or employees are named defendants; (XIV) technological changes; (XV) changes in accounting principles generally accepted in the United States of America; (XVI) changes in assumptions or conditions affecting the application of "critical accounting estimates"; (XVII) inability of third-party vendors to perform critical services for the Company or its customers; (XVIII) disruption of operations caused by the conversion and installation of data processing systems; (XIX) adverse economic or business conditions affecting specific loan portfolio types in which the Company has a concentration, such as construction, land development and other land loans; (XX) zoning restrictions or other limitations at the local level, which could prevent limited branch offices from transitioning to full-service facilities; (XXI) possible changes in the creditworthiness of customers and value of collateral and the possible impairment of collectability of loans; (XXII) changes in lending terms to the Company and the Bank by the Federal Reserve, Federal Home Loan Bank, or any other regulatory agency or third party; (XXIII) the recently enacted Emergency Economic Stabilization Act of 2008, and the various programs the U.S. Treasury and the banking regulators are implementing to address capital and liquidity issues in the banking system, all of which may have significant effects on the Company and the financial services industry, the exact nature and extent of which cannot be determined at this time; (XXIV) failure by the Company or Bank to comply with written agreements, consent orders, written directives, or to develop and implement an acceptable capital restoration plan under the Prompt Corrective Action guidelines, and if the Company cannot otherwise comply with such commitments and regulations, the possibility of a forced sale, liquidation or federal conservatorship or receivership of the Bank; (XXV) significant operating losses, the resulting deterioration in the Company's and Bank's capital position and the Company's current default under its senior debt facility could impact the Company's ability to continue as a going concern; and (XXVI) the effect of receiving a "going concern" statement in the Report of Independent Registered Public Accounting Firm on the Company's 2009 Consolidated Financial Statements.

CONTACT:  AMCORE Bank
          Katherine Taylor
          815-961-7164

          Midland States Bank
          Sharon Schaubert
          217-342-7567